UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 17, 2003


                            THE SERVICEMASTER COMPANY
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)



   Delaware                           1-14762                 36-3858106
   --------                           -------                ----------
(State or Other Jurisdiction    (Commission File            (I.R.S. Employer
   of Incorporation)                  Number)             Identification Number)



       3250 Lacey Road, Downers Grove, Illinois                           60515
       ----------------------------------------                           -----
      (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (630) 663-2000
                                                           --------------


              2300 Warrenville Road, Downers Grove, Illinois 60515
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Regulation FD Disclosure.

           On March 17, 2003, The ServiceMaster Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial statements of the businesses acquired.

     Not  applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits:

     99.1 Press Release issued by The ServiceMaster Company on March 17, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE SERVICEMASTER COMPANY


Date:  March 17, 2003                    By:  /s/  Steven C. Preston
                                             ----------------------------------
                                             Steven C. Preston
                                             Executive Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX
Exhibit
Number   Description of Exhibit
------   ----------------------
99.1     Press Release issued by The ServiceMaster Company on March 17, 2003.